QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.31

DEED OF HYPOTHEC TO SECURE BONDS

ON THIS TWELFTH DAY OF MAY TWO THOUSAND AND FIVE.

BEFORE Mtre Robert Alain, the undersigned Notary for the Province of Quebec, practicing in the City and District of Montreal.

APPEARED:

SR TELECOM INC. (the "Grantor"), a legal person and a corporation duly incorporated under the Canada Business Corporations Act having its registered office and a place of business at 8150 Trans-Canada Highway, City of Montreal (Saint-Laurent), Province of Quebec, H4S 1M5, herein acting and represented by David L. Adams, its Senior Vice-President, Finance, Chief Financial Officer and Secretary, duly authorized for all purposes hereof pursuant to a Resolution of its Board of Directors enacted on May 10, 2005, a certified extract of which remains annexed hereto as Annex "A" hereto after having been signed for identification by said representative with and in the presence of the undersigned Notary.

AND:

COMPAGNIE TRUST BNY CANADA / BNY TRUST COMPANY OF CANADA, a trust company duly subsisting under the Trust and Loan Companies Act, Canada, (i) in its capacity as Fondé de Pouvoir of the Lenders, of any present or future Affiliates of such Lenders, of any present or future holders of the PIK Notes and of the Bondholders, (ii) its capacity as trustee hereunder, and (iii) in its other capacities hereunder (the "Trustee"), having a place of business at 4 King Street West, Suite 1101, City of Toronto, Province of Ontario, M5H 1B6, herein acting and represented by Gerald F. Kandestin, its power of attorney, mandatary and representative duly authorized for all purposes hereof pursuant to a "Power of Attorney" executed at Toronto, Province of Ontario on May 4, 2005 by Christopher Sutherland, its President, and Marcia Redway, one of its Assistant Vice-President, duly authorized by (A) its duly enacted By-Laws 2.6 through 2.8, (B) a "Signing Authority Resolution" duly enacted by its Board of Directors in accordance with such By-Laws, (C) an "Authorization" issued by Christopher Sutherland, its President, in accordance with such By-laws and such "Signing Authority Resolution", certified extracts all of which remain annexed hereto as Annex "B" hereto after having been signed for identification by said representative with and in the presence of the undersigned notary, a notice of which address has been registered in the Register of Personal and Movable Real Rights of the Province of Quebec under number 025340 and the Land Register for the Registration Division of Montreal under number 6098231.

WHEREAS the Grantor is authorized by law to issue, sell, hypothecate/pledge bonds and/or otherwise give them as security;

WHEREAS the Grantor is desirous of issuing bonds and securing the payment thereof by granting hypothecs in favour of the Trustee in the manner contemplated herein;

WHEREAS Article 2692 of the Civil Code of Quebec permits the Grantor, as a legal person, to grant hypothecs securing payment of titles of indebtedness or bonds in favour of a Fondé de Pouvoir.

WHEREAS the Trustee has been appointed the Fondé de Pouvoir of the Lenders, of any present and future Affiliates of such Lenders and of the Bondholders pursuant to the terms, conditions and provisions of the Credit Agreement.

WHEREFORE, THE PARTIES HAVE AGREED WITH EACH OTHER AND HAVE DECLARED UNTO THE UNDERSIGNED NOTARY AS FOLLOWS:

1.             PREAMBLE

1.1           The preamble forms part hereof as if recited at length herein.

2.             DEFINITIONS

2.1           Unless otherwise defined herein or unless there is something in the subject or the context hereof inconsistent therewith, each capitalized term used in this Deed has the meaning ascribed thereto in the Credit Agreement;

2.2           Unless the context otherwise requires, the following expressions will have the respective meanings hereinafter set forth:

                2.2.1        "Administrator" has the meaning ascribed to it in Clause 9.2 hereof;

                2.2.2        "Bond(s)" means any bond(s) issued or which may be issued hereunder;

                2.2.3        "Bondholder(s)" and "holder(s)" and "holder(s) of Bond(s)" means any Person named as holder(s) of any issued and outstanding Bond(s) hereunder;

                2.2.4        "Bondholder Indebtedness" means the payment of the Bond(s) in principal and interest (including interest on all amounts in default) and premiums, if any, on the Bond(s), payment of the PIK Notes (and/or payments in connection therewith), as well as payment of all the sums, if any, from time to time owing under this Deed to the Bondholder(s) or the Trustee;

                2.2.5        "Charged Property" has the meaning ascribed to it in Clause 4.1 hereof and includes, for greater certainty, all of the property and rights described in Clauses 4.1.1 (including all paragraphs thereof), 4.1.2, 23.1 (including all paragraphs thereof) and 23.2 (including all paragraphs thereof) hereof;

                2.2.6        "Civil Code" means the Civil Code of the Province of Quebec;

                2.2.7        "Claims" means, collectively, all "Accounts" (as defined in the Credit Agreement), all accounts receivable, book accounts, book debts, debts, claims, monies, rentals, revenues, incomes, loans receivable, demands, rebates, refunds, amounts owing by or claimable from the crown, state or government or any departments, agents or agencies thereof and choses in action which now are or which may at any time hereafter be due or owing to or owned by the Grantor or in which the Grantor now or hereafter has any other interest and all security interests, hypothecs, assignments, guarantees, bills of exchange, notes, chattel paper, negotiable instruments, contracts, invoices, books of account, letters of credit and other documents and rights now held or owned or which may be hereafter held or owned by the Grantor or any third party on behalf of the Grantor in respect of any of the foregoing and all rights of an unpaid vendor, including rights to merchandise returned, repossessed or recovered;

                2.2.8        "Costs" means:

                  (a)           all costs and expenses (including, without limitation, all costs and expenses referred to in Clause 4.3 hereof and/or in the Credit Agreement) which may hereafter be incurred, in any manner and under any circumstances, by and/or on behalf of the Trustee in and/or relating to (A) the enforcement of the Hypothec, (B) the sale and/or disposal of any of the Charged Property forming the object of the Hypothec, and/or (C) dealing with the Charged Property forming the object of the Hypothec;

                  (b)           any and all fees, disbursements and applicable sales taxes incurred by any professionals (including, without limitation, any attorneys, receivers, trustees, monitors and/or consultants) which may hereafter be engaged by and/or on behalf of the Trustee or for which the Trustee may hereafter become obliged for and/or pertaining to (A) the enforcement of the Hypothec, (B) the sale and/or disposal of any of the Charged Property forming the object of the Hypothec, and/or (C) dealing with the Charged Property forming the object of the Hypothec; and,

                  (c)           any and all other costs and expenses, of any nature or form whatsoever, which may hereafter be incurred by and/or on behalf of the Trustee or for which the Trustee may hereafter become obliged, under any circumstances whatsoever, for and/or pertaining to (A) the enforcement of the Hypothec, (B) the sale and/or disposal of any of the Charged Property forming the object of the Hypothec, and/or (C) dealing with the Charged Property forming the object of the Hypothec, to the extent that same are not secured by the Hypothec;

                2.2.9        "Credit Agreement" means the "Credit Agreement" bearing formal date May 12, 2005, to be entered into between the Grantor, the COMPAGNIE TRUST BNY CANADA / BNY TRUST COMPANY OF CANADA (as Administrative Agent and Collateral Agent) and the Lenders, as the as the same may be amended, supplemented, revised, replaced or restated from time to time;

                2.2.10      "Deed" means the present "Deed of Hypothec to Secure Bonds" as well as all future amendments and supplements hereto and renewals and replacements hereof;

                2.2.11      "Documents of Title" means, collectively, all "Chattel Paper" (as defined in the Credit Agreement), all documents of title, whether negotiable or non-negotiable including, without limitation, all warehouse receipts and bills of lading in which the Grantor now or hereafter has an interest;

                2.2.12      "Equipment" means, collectively, all "Equipment" (as defined in the Credit Agreement), all machinery, equipment, furniture, fixtures, materials, supplies, appliances, dyes, molds, tanks, vehicles, furnaces, boilers, motors, engines, accessories and tools now owned or hereafter acquired by the Grantor, whether or not the same be affixed to any immovable property or used upon or in connection therewith, together with all present and future improvements, appurtenances and accessories thereto;

                2.2.13      "Event of Default" means each of the events and/or circumstances referred to in Clause 8.1 hereof;

                2.2.14      "Fondé de Pouvoir" means a person holding the power of attorney of creditors and acting as the "fondé de pouvoir" of creditors, in favour of which person hypothecs securing payment of bonds or other titles of indebtedness may be granted, all as envisaged by article 2692 of the Civil Code;

                2.2.15      "Hypothec" means collectively the hypothecation and the additional hypothecation of the Charged Property by the Grantor in favour of the Trustee for the benefit of and as Fondé de Pouvoir of the Bondholders, created pursuant to Clauses 4.1 and 4.2 hereof;

                2.2.16      "Hypothec Amount" means the sum of ONE HUNDRED MILLION DOLLARS ($100,000,000.00);

                2.2.17      "Insurance" means, collectively, all insurance policies relating directly or indirectly to any of the Charged Property or any part thereof and all rights and claims under all policies of insurance of whatever nature including, without limitation, under insurance against loss or damage;

                2.2.18      "Intangible Property" means, collectively, all "Intellectual Property" (as defined in the Credit Agreement), all incorporeal property now owned or hereafter acquired by the Grantor or its interest therein including, without limitation, the Scheduled Intangible Property, and all patents and patents pending, registered and unregistered trade marks, trade or brand names, service marks, copyrights, industrial designs, formulae, processes, trade secrets, goodwill, contractual rights, licences and permits;

                2.2.19      "Interest Rate" means twenty-five percent (25%) per annum;

                2.2.20      "Inventory" means, collectively, all "Inventory" (as defined in the Credit Agreement), all goods, wares, merchandise, property in stock and inventory now owned and hereafter acquired by the Grantor including, without limitation, all raw materials, goods in process, finished goods, goods in transit and all packaging and shipping materials and all materials and merchandise procured for the manufacture or production thereof and all goods, wares and merchandise held for sale, lease or resale or furnished or to be furnished under contracts for service or used or consumed in the business of the Grantor;

                2.2.21      "Monies" means, collectively, all monies, cash, foreign currencies and credits in which the Grantor now or hereafter has an interest;

                2.2.22      "Proceeds" means, collectively, all "Proceeds" (as defined in the Credit Agreement), all property in any form derived directly or indirectly from any dealings with any of the Charged Property including:

                  (a)           identifiable or traceable personal or movable property that is derived directly or indirectly from any dealing with the Charged Property or proceeds of the Charged Property and in which the Grantor acquires an interest;

                  (b)           any insurance or other payment that represents indemnity or compensation for loss of or damage to the Charged Property or proceeds of the Charged Property or a right to such a payment; and

                  (c)           any payment made in total or partial discharge or redemption of chattel paper, a security, an instrument, an intangible or incorporeal property;

                2.2.23      "Records" means, collectively, all computer programs, firmware and software and all computer and other records and data, whether in hard copy or otherwise, pertaining to any of the Charged Property and the equipment containing same and owned by the Grantor;

                2.2.24      "Scheduled Intangible Property" means any property described in Clause 23.1 hereof under the heading "Scheduled Intangible Property";

                2.2.25      "Scheduled Securities" means any Securities described in Clause 23.2 hereof under the heading "Scheduled Securities";

                2.2.26      "Securities" means, collectively, all "Stock" (as defined in the Credit Agreement), all shares, stocks, warrants, bonds, debentures, debenture stock, and other securities, now or hereafter owned and/or held by the Grantor, in which the Grantor now or hereafter has an interest including, without limitation, the Scheduled Securities;

                2.2.27      "Security" means the Hypothec, security interest and rights created in the Trustee's favour hereunder for the benefit of and as Fondé de Pouvoir of the Bondholders, excluding, however, the Separate Hypothec;

                2.2.28      "Subsidiaries" means each of the following Persons, namely:

                  (a)           SR (BV) Holdings Limited (British Virgin Islands);

                  (b)           CTR Holdings Limited (British Virgin Islands);

                  (c)           Servicios Rurals de Telecomunicaciones S.A.    (Chile);

                  (d)           Comunicacion y Telefonia Rural S.A.    (Chile);

                  (e)           Pacific Maple (Delaware, USA);

                  (f)            Mistral (Chile);

                  (g)           SRT Telecommunications Ltd.    (Florida, USA);

                  (h)           SR Telecom International Inc.    (Canada);

                  (i)            Pacifican Telecom International Inc.    (Canada);

                  (j)            SRT do Brasil Ltd.    (Brasil);

                  (k)           Telecommunicaciones Montreal, S.A. de C.V.    (Mexico);

                  (l)            SR Telecom USA, Inc.    (Delaware, USA);

                  (m)          Netro SARL (France);

                  (n)           Netro GmbH (Germany);

                  (o)           A.A.S. Inc.    (Delaware, USA);

                  (p)           SR International Inc.    (Barbados);

                  (q)           SR Telecom Technology Inc.    (Barbados);

                  (r)           SR Telecom SAS (France);

                  (s)           SRC South Africa Pty Ltd.    (South Africa);

                  (t)            TDMA Services Co. Ltd.    (Thailand);

                  (u)           SR Telecom Philippines Inc.    (Philippines);

                  (v)           SR Telecom Clark Inc.    (Philippines); and,

                  (w)          SR Telecom Pty Ltd.    (Australia); and,

                2.2.29      "Separate Hypothec" means the further and separate hypothecation of the Charged Property by the Grantor in favour of the Trustee for the benefit of and as Fondé de Pouvoir of the Bondholders created pursuant to Clause 4.4 hereof.

3.             ISSUANCE OF BONDS

3.1           The Bond(s) authorized to be issued under and secured by this Deed are limited to an aggregate principal amount of ONE HUNDRED MILLION DOLLARS ($100,000,000) in lawful money of Canada;

3.2           The Bond(s) shall be substantially of the tenor and in the form set forth in Section 24 of this Deed with such omissions, insertions and variations as are provided in or permitted by this Deed;

3.3           The Bond(s) shall be issued as fully registered Bond(s) without coupons and shall be signed by any one officer or director of the Grantor, shall be dated the date of their respective issuance, shall be payable on demand and shall bear interest, as well after as before maturity and both before and after default, from their respective dates at the rate of twenty-five per-cent (25%) per annum, with interest on all overdue interest at the same rate from the due date to the date of payment. The principal of the Bond(s) and interest thereon shall be payable in lawful money of Canada at par at the place indicated on the Bond(s), or at any other place subsequently indicated to the Grantor and the Trustee pursuant to the written instructions of the Bondholders;

3.4           All the Bond(s) shall from time to time after the execution of this Deed be issued by the Grantor in such denominations as the Grantor and the Trustee may approve, shall be certified and dated by or on behalf of the Trustee and shall be delivered by the Trustee to or to the order of the Grantor from time to time upon receipt by the Trustee of any order in writing signed by any one officer or director of the Grantor. No Bond(s) shall be issued, or if issued, shall be obligatory or entitle the holder to the benefit of the Hypothec, Separate Hypothec, security interests and rights created hereunder until it has been certified by or on behalf of the Trustee, and such certification by the Trustee upon any such Bond(s) shall be conclusive evidence that the Bond(s) so certified have been duly issued hereunder and that the holder thereof is entitled to the benefit of the Hypothec, Separate Hypothec, security interests and rights created hereunder. The certificate of the Trustee signed on the Bond(s) issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity or security of this Deed or of said Bond(s), and the Trustee shall in no respect be liable or answerable for the use made of said Bond(s) or any of them or the proceeds thereof. Whenever any Bond(s) are outstanding hereunder, the Grantor shall not be entitled to issue and the Trustee shall not be entitled to certify any additional Bond(s) hereunder, except pursuant to written instructions from the Lenders in accordance with the provisions of the Credit Agreement;

3.5           The Bond(s) may be hypothecated, pledged, charged and/or assigned, from time to time, by the Grantor to and in favour of each of the Lenders, any present or future Affiliates of such Lenders and/or the Collateral Agent as security for the payment and/of the performance of the Obligations. The Bond(s) may be issued in such amounts to such Lenders, any present or future Affiliates of such Lenders and/or either COMPAGNIE TRUST BNY CANADA / BNY TRUST COMPANY OF CANADA (as Collateral Agent, mandatary, agent and custodian of and for such Lenders and Affiliates) or any other Person (as Collateral Agent, mandatary, agent and custodian of and for such Lenders and Affiliates) for such consideration and on such terms as the Grantor may determine and all Bond(s) issued hereunder shall rank pari passu and be secured equally and rateably hereby. Any Bond(s) so pledged, hypothecated or charged as provided hereinabove shall not be deemed to be redeemed by reason of the Grantor having ceased to be so indebted or otherwise obligated while the Bond(s) remain so hypothecated or charged. If any outstanding Bond(s) is returned to the Grantor or the Trustee by the holder thereof, such Bond(s) shall be deemed not to be outstanding and the Grantor shall be entitled to re-issue Bond(s) aggregating not more than the principal amount of the Bond(s) so returned;

3.6           All Bond(s) shall benefit rateably and parri passu from the Hypothec, the Separate Hypothec, the security interests and rights created hereunder;

3.7           The Trustee shall be entitled to, subject to any requirements it may prescribe, certify and deliver a new certificate representing any outstanding Bond(s) which has been mutilated, lost or destroyed, in exchange for and in place of and upon cancellation of such mutilated Bond(s) or in lieu of and in substitution for such lost or destroyed Bond(s). The Trustee shall be entitled to correct any clerical error appearing in this Deed or any outstanding Bond(s);

3.8           Any Bond(s) may be issued to and held by each of the Lenders, any Affiliates of such Lenders and/or either COMPANY TRUST BNY CANADA / BNY TRUST COMPANY OF CANADA (as Collateral Agent, mandatary, agent and custodian of and for such Lenders and Affiliates) or any other Person (as Collateral Agent, mandatary, agent and custodian of and for such Lenders or Affiliates).

4.             HYPOTHEC, ADDITIONAL HYPOTHEC AND SEPARATE HYPOTHEC

4.1           As continuing and collateral security for the payment to the Bondholder(s) and the Trustee of the Bondholder Indebtedness and the fulfilment of all other obligations of the Grantor hereunder, the Grantor hereby hypothecates to and in favour of the Trustee, for the benefit of and as Fondé de Pouvoir of the Bondholder(s), for and in the Hypothec Amount with interest thereon at the Interest Rate (both before and after maturity, demand, default and judgment) all of (i) the following property now or hereafter owned by the Grantor, (ii) all rights, titles and interest now or hereafter held by the Grantor in all of the following property to the extent of such rights, titles and interest, and (iii) all present and future renewals, accretions, replacements and substitutions of and to the following property as well as everything now or hereafter united to the following property by accession (collectively the "Charged Property"), namely:

                4.1.1        the universality of all of the Grantor's present and future moveable property, corporeal and incorporeal, of whatever nature and wherever situated (whether in the possession of the Grantor, in the possession of any other Person, in transit or otherwise) including, without limitation:

                  (a)           As a universality, the Claims;

                  (b)           As a universality, the Documents of Title;

                  (c)           As a universality, the Proceeds;

                  (d)           As a universality, the Records;

                  (e)           As a universality, the Monies;

                  (f)            As a universality, the Securities;

                  (g)           As a universality, the Insurance;

                  (h)           As a universality, the Intangible Property;

                  (i)            As a universality, the Inventory;

                  (j)            As a universality, the Equipment; and

                  (k)           As a universality, all other corporeal and incorporeal moveable property, assets, rights and undertakings of any nature and kind, now owned or hereafter acquired by the Grantor; and

                4.1.2        the following immovable property, namely:

    Lot numbers 1 164 151, 1 164 163 and 1 164 199 of the Cadastre du Quebec, Registration Division of Montreal, with building(s) thereon situated bearing civic numbers 8150-8212 Trans-Canada Highway and 1415-1475 Montée de Liesse in the City of Montreal (St-Laurent).

4.2           To further secure the payment of the Bondholder Indebtedness and the performance and the observance of the Grantor's obligations hereunder, the Grantor hereby further hypothecates the Charged Property to and in favour of the Trustee, for the benefit of and as Fondé de Pouvoir of the Bondholder(s) for and in a further amount equal to twenty percent (20%) of the Hypothec Amount;

4.3           In addition to its obligation to pay and/or reimburse the Trustee all costs and expenses referred to herein and referred to in the Credit Agreement, the Grantor hereby agrees and undertakes to pay and/or reimburse to the Trustee the full amount of Costs upon the Trustee's simple demand therefore;

4.4           As continuing and collateral security for all of the Costs and the obligation of the Grantor to pay and/or reimburse the Trustee all of the Costs, the Grantor hereby further hypothecates all of the Charged Property to and in the favour of the Trustee, for the benefit of and as Fondé de Pouvoir of the Bondholder(s) for and in a further amount equal to twenty percent (20%) of the Hypothec Amount (the "Separate Hypothec"). The Separate Hypothec shall subsist and operate completely separately from and independently of the hypothec and the additional hypothec set forth in Clauses 4.1 and 4.2 hereof;

4.5           Should any of the Securities consist of any shares, bonds, debentures, warrants or any other securities or instruments entitling the Grantor to exercise any voting rights, redemption rights, conversion rights or any other rights or privileges whatsoever, the Trustee shall at all times, following occurrence and continuation of an Event of Default, be entitled (but not obliged) to become the registered or named holder or beneficiary thereof as well as to fully exercise all of such rights or privileges on behalf of the Grantor and in such manner and at such times as the Trustee deems appropriate. The Trustee becoming the registered or named holder or beneficiary of any Securities or the Trustee's exercise of any of such rights or privileges shall neither necessitate nor constitute the exercise by the Trustee of any of its rights hereunder. The Trustee shall not, in any manner whatsoever, be responsible or liable to the Grantor or any other person(s) resulting from either the failure by the Trustee to exercise any of the foregoing rights or privileges or the manner or timing of the Trustee's exercise of any of the foregoing rights or privileges;

5.             COLLECTION OF CLAIMS

5.1           Notwithstanding the hypothecation of the Claims created hereby in favour of the Trustee (as well as all publications, registrations and/or significations perfecting same), the Trustee, subject to the provisions hereof, hereby authorizes the Grantor to collect all Claims as they fall due. Upon the earlier of (i) the occurrence of an Event of Default and as long as same may exist, or (ii) the Collateral Agent and/or the Lenders becoming entitled to collect Claims under the provisions of the Credit Agreement, the Trustee may withdraw authority of the Grantor to collect Claims. In the event of such withdrawal of authority, the Trustee alone, to the exclusion of the Grantor, shall be entitled to collect Claims and any such Claims so collected by the Trustee shall be dealt with in accordance with the provisions of the Loan Documents. In such event, the Claims shall be paid by the debtors thereof to the Trustee, being the sole person entitled to receive same and grant discharge thereof and all amounts collected or received by the Grantor in respect of the Claims will be deemed to have been collected or received by the Grantor as mandatary of and in trust for the Trustee and will be remitted immediately to the Trustee in identical form as received, duly endorsed in blank, or deposited into such bank accounts as are acceptable from time to time to the Trustee and shall be dealt with in accordance with the provisions of the Loan Documents;

5.2           In the event that the Trustee withdraws the Grantor's authority to collect Claims as provided for in Clause 5.1 hereof:

                5.2.1        The Trustee shall be entitled to give good and sufficient discharge for all Claims collected by it, but the Trustee shall not be liable for any loss or damage resulting from non-collection thereof, any irregularity in the payment thereof or any failure to inform the Grantor of such non-collection or irregularity;

                5.2.2        The Trustee shall hold any proceeds received by the Trustee, in a separate account to be applied and dealt with by the Trustee in accordance with the provisions of the Loan Documents;

5.3           Neither the receipt nor the application of any Claims by the Trustee shall reduce, novate or otherwise affect the hypothecs, security and rights hereby created in favour of the Trustee, all of which shall remain in full force and effect for the full amount thereof unless reduced or discharged in writing by the Trustee;

5.4           In the event that the Trustee withdraws the Grantor's authority to collect Claims as provided for in Clause 5.1 hereof, the following shall prevail, at all times subject to the provisions of the Credit Agreement, namely:

                5.4.1        the Trustee will be the only party authorized and entitled to collect, dispose of and deal with the Claims;

                5.4.2        the Trustee will have the right to collect, dispose of and deal with the Claims as it may deem expedient including, without limiting the generality of the foregoing, to demand, sue for, enforce, recover and receive payment of the Claims and to compound, compromise, grant extensions, take and give up securities, accept compositions and grant releases and discharges with respect thereto, the whole without notice to the Grantor and without any liability for any loss resulting therefrom;

                5.4.3        actions to enforce rights with respect to the Claims may be instituted by the Trustee, at its discretion, in its own name, in the name of the Grantor, or in the name of the Trustee and the Grantor jointly;

                5.4.4        the Trustee will not be obliged to inform the Grantor of any irregularity in the payment of any of the Claims; and,

                5.4.5        Any such Claims shall be dealt with in accordance with the provision of the Loan Documents;

6.             INSURANCE

6.1           As additional security for the payment of the Bondholder Indebtedness and performance of the Grantor's other obligations hereunder, the Grantor shall insure and keep insured all of the Charged Property to the extent and as set forth in the Credit Agreement;

7.             COVENANTS, REPRESENTATIONS AND WARRANTIES

7.1           The Grantor covenants, represents and warrants as follows:

                7.1.1        The Grantor will pay to the Trustee the Bondholder Indebtedness without the necessity of demand as and when they become due and payable or on demand, if payable on a demand basis, at the office of the Trustee or at such other place as may from time to time be designated in writing by the Trustee;

                7.1.2        The Grantor will maintain the Charged Property in such state and condition as required under the Credit Agreement;

                7.1.3        The Grantor will perform, observe and comply with all obligations, terms, conditions and covenants provided under the Credit Agreement or relating to any other financing arrangement or agreement entered into with the Lenders;

8.             EVENTS OF DEFAULT

8.1           Each of the following events constitutes an "Event of Default" hereunder:

                8.1.1        The failure by the Grantor to fully pay, satisfy or fulfill any of the Bondholder Indebtedness on demand;

                8.1.2        The occurrence of any "Default" or "Event of Default", as such terms are defined in the Credit Agreement; or

                8.1.3        The failure by the Grantor to comply with any of the provisions of this Deed within fifteen (15) days after notice to the Grantor specifying the nature of such failure;

9.             REMEDIES IN CASE OF DEFAULT

9.1           Upon the occurrence of any Event of Default (and without prejudice to the demand nature of any of the Bondholder Indebtedness which is payable on demand), the Trustee, by notice to the Grantor, may declare all of the Bondholder Indebtedness (including all accrued and unpaid interest and fees hereunder) to be immediately due and payable whereupon all such Bondholder Indebtedness shall immediately become and be due and payable and the Hypothec, Separate Hypothec, security interests and rights granted hereunder in favour of the Trustee shall immediately become enforceable without further demand or other notice of any kind (other than as may be strictly required by law) and the Trustee shall be entitled to exercise all hypothecary rights, other rights, remedies and recourses available under law. In addition to the foregoing:

                9.1.1        The Trustee may immediately take proceedings for the recovery of all or any portion of the Bondholder Indebtedness; and

                9.1.2        Upon demand by the Trustee, the Grantor will surrender and abandon the Charged Property, or the part thereof specified by the Trustee, to the Trustee or such person as may be designated by the Trustee, or will consent in writing to turn such property over to the Trustee or such person as may be designated by the Trustee at the time and place specified by the Trustee;

9.2           In the event that the Trustee obtains the surrender of the whole or any portion of the Charged Property and until such time as such Charged Property is restored to the Grantor or, as regards any portion thereof, the Trustee has concluded a recourse by way of taking in payment, sale by the creditor, sale under judicial authority or otherwise, or in the event that the Trustee collect any Claims, then, notwithstanding any provision of law to the contrary which may apply as a result of the Trustee having acquired or being deemed to have acquired simple, full or any other administration of the whole or any portion of the Charged Property:

                9.2.1        The Trustee will be entitled to generally delegate the whole or any part of the administration of any Charged Property (including without limitation, the exercise of all discretionary powers) to such person(s) as the Trustee may designate or re-designate in the Trustee's sole discretion (any such person being herein referred to as an "Administrator");

                9.2.2        The Trustee and any Administrator will be entitled to reimbursement of all reasonable costs and expenses (including, without limitation, all reasonable costs, expenses and fees incurred by any attorneys or other persons engaged by the Trustee or the Administrator acting reasonably in order to assist in such administration, or any matter pertaining thereto), as well as all reasonable fees of the Trustee and the Administrator incurred in such administration, all of which may be charged by the Trustee against any fruits, revenues or proceeds of alienation of the whole or any portion of the Charged Property;

                9.2.3        The Trustee or the Administrator shall be entitled, under any circumstances and in such manner as the Trustee or the Administrator deems, in their respective discretion, appropriate, to alienate such Charged Property by onerous title;

                9.2.4        The Trustee will be entitled to acquire the whole or any portion of any Charged Property alienated by onerous title in the course of any administration thereof;

                9.2.5        In the event that the Trustee or the Administrator acquire full administration of any Charged Property, neither the Trustee nor the Administrator will be under any obligation whatsoever to make such Charged Property productive, increase such Charged Property or the value thereof or appropriate such Charged Property to any purpose other than payment of the Bondholder Indebtedness;

                9.2.6        The Trustee and the Administrator will be entitled to use for their own benefits any information which either of them may obtain by reason of their administration of the whole or any portion of the Charged Property provided such information is not used in a manner which causes a prejudice or damage to the Grantor;

                9.2.7        The Trustee and the Administrator will be entitled, whether or not for value, to renounce to any right affecting, benefiting, pertaining to and/or forming part of any Charged Property administered by either of them;

                9.2.8        Neither the Trustee nor the Administrator will be obliged, in any manner whatsoever, to prepare any inventory of any Charged Property, insure any Charged Property or give any security for any Charged Property or their administration thereof. Should the Trustee or the Administrator, in their discretion, insure the whole or any portion of any Charged Property, the reasonable costs and expenses of any insurance shall form part of the costs and expenses referred to in paragraph (b) hereof;

                9.2.9        The Trustee and the Administrator may change the destination of the whole or any portion of any Charged Property under their administration and will not be bound to continue the use or operation of any Charged Property under their administration which produces fruits or revenues unless required by law to do so; and/or

                9.2.10      Notwithstanding any provisions of law to the contrary, the Trustee and the Administrator will only be obliged to render an account to the Grantor upon the written request of the Grantor and once the Trustee or Administrator have determined, to their satisfaction, the details of such account;

9.3           In the event that the Trustee exercises its right to become the absolute owner of the Charged Property or any part thereof, the Grantor, concurrently with surrender or at any time thereafter at the request of the Trustee, will sign a voluntary Deed providing for the Trustee (or any Person directed in writing by the Trustee) to take in payment the Charged Property or any part thereof. In the event that the Grantor requires the Trustee to sell any such Charged Property, the Grantor acknowledges that the Trustee will not be required to abandon its recourse of taking in payment unless, before the expiration of the delay to surrender, the Trustee: (i) shall have been furnished with security guaranteeing that the Charged Property in question will be sold at a sufficiently high price for the Trustee to be paid the amounts secured hereunder in full; (ii) shall have been reimbursed the costs which it has incurred; and (iii) shall have been advanced all amounts necessary for the sale of the Charged Property in question;

All expenditures and improvements made by any holder of the Charged Property and all payments made on account of the Bondholder Indebtedness and the accessories thereof will belong to the Trustee without return or compensation. The Trustee will not be obliged to compensate or indemnify the Grantor or any other person for any cause whatsoever;

9.4           In the event that the Trustee exercises its right to sell the whole or any portion of the Charged Property by judicial authority or pursuant to a sale by the creditors, the following will apply:

                9.4.1        Such Charged Property may be sold subject to and upon such terms and conditions (including, without limitation, terms extending credit) by way of one (1) or more sales by private agreement, call for tenders or public auction or combinations thereof as the Trustee or the Administrator see fit and the Trustee or the Administrator may, at any time, change or substitute any method of sale for any other method of sale of such Charged Property; and

                9.4.2        Notwithstanding any provision of law to the contrary, in any call for tenders, the Trustee or Administrator will not be obliged to accept the highest offer or any offer and, in the event that no offer is accepted, may proceed to sell such Charged Property by any other method;

10.           REMEDIES CUMULATIVE

10.1         The different recourses of the Trustee hereunder are cumulative and not alternative. The rights and remedies of the Trustee hereunder are in addition to every other right and remedy now or hereafter existing in favour of the Trustee, whether by law or otherwise;

11.           WAIVERS

11.1         No delay or failure on the part of the Trustee in exercising any right or remedy hereunder shall affect such right or remedy, nor shall any single or partial exercise hereof preclude any further exercise thereof or the exercise of any other right or remedy. Any waiver by the Trustee of any of its rights or remedies hereunder will be valid only if express and in writing. No waiver shall be deemed to be or constitute a waiver of any other rights or remedies of the Trustee. In no event will the Trustee's acceptance, after the Bondholder Indebtedness may have become due and payable, of any partial payment, be deemed to alter or affect the Trustee's rights with respect to any subsequent payment or default thereon. Moreover, should the Trustee grant or tolerate any extension or delay for payment or performance of any obligations of the Grantor, such extension, delay, indulgence or tolerance will not be deemed an acquiescence by the Trustee in such default or waiver of any of the Trustee's rights and remedies hereunder or in respect of any future default;

11.2         To the extent necessary or useful, the parties hereto expressly waive the application of section 32 of the Act Respecting the Special Powers of Legal Persons (RSQ, c.P.16) and of articles 1310 and 2147 of the Civil Code;

12.           NATURE OF INDEBTEDNESS AND SECURITY

12.1         Nothing contained in this Deed will be deemed to derogate from or alter the demand nature of any of the Bondholder Indebtedness;

12.2         The security hereby granted secures and will continue to secure the Bondholder Indebtedness on a continuing and fluctuating basis and is and will be valid notwithstanding that the whole or any portion of the prestations in consideration of which the Grantor has undertaken its obligations towards the Trustee have not yet been received and notwithstanding that the whole or any portion of the Bondholder Indebtedness may not yet exist. With respect to any future obligation secured hereby, the Grantor shall be deemed to have obligated itself again as contemplated by article 2797 of the Civil Code;

12.3         The security hereby granted will remain in full force and effect for the full Hypothec Amount and amounts of the additional hypothec and the Separate Hypothec until such time as an express written discharge is executed by the Trustee and delivered to the Grantor. The hypothecs, security and rights hereby created in favour of the Trustee will not be extinguished, reduced, novated or otherwise affected by any payments made to or amounts received by the Trustee, directly or indirectly, from the Grantor or any other party or as a result of any insurance indemnities arising from loss or damage to any of the Charged Property or by reason of the collection of any Claims;

13.           NATURE OF OBLIGATIONS

13.1         Every obligation of the Grantor hereunder is and will remain indivisible and the performance thereof in its entirety may be claimed from any and each of the successors of the Grantor;

14.           OTHER SECURITY

14.1         The security created hereunder is in addition to and not in substitution for nor deemed to be substituted by any other security now or hereafter held by or for the benefit of the Trustee, the Collateral Agent and/or any of the Lenders shall not be diminished or novated or otherwise affected by any other security or any promissory note or other evidence of indebtedness which the Trustee or any party for the benefit of the Trustee may have or obtain from the Grantor or any other person, nor shall any other security or note or evidence of indebtedness be diminished or novated or otherwise affected hereby;

15.           POWERS AND DUTIES OF THE TRUSTEE

15.1         The Trustee is the holder of the Hypothec, Separate Hypothec, security interests and rights created hereunder as the beneficiary of all rights hereby conferred to the Trustee as the Fondé de Pouvoir of and for or on behalf of the Bondholders. The Trustee may do any act or execute and deliver any document necessary to the exercise of its duties hereunder;

15.2         The Trustee shall have the right to proceed in its name as trustee hereunder in the enforcement of the security hereby constituted by any remedy available at law. The Trustee may exercise all of its rights hereunder without possession of the Bonds and without having to produce same in support of any judicial proceeding or trial in connection therewith;

15.3         Any Person who becomes a Bondholder will benefit from the designation of the Trustee as Fondé de Pouvoir for and on behalf of all Bondholders and hereby irrevocably authorizes the Trustee to exercise its duties hereunder;

15.4         The Trustee may from time to time delegate to any Person, including a Bondholder, the exercise of any of its rights, remedies and recourses or the performance of any of its obligations under this Deed, in which case the Trustee may provide to such Person any information in its possession with respect to the Grantor or the Charged Property. The Trustee shall not in any way be responsible for any misconduct or default of any such Person;

15.5         This Deed shall be binding upon the Grantor towards the Trustee and any successor or assign thereof as may be permitted hereunder or under the Credit Agreement;

15.6         No Person dealing with the Trustee or its mandataries shall be required to determine whether the hypothecs created hereunder have become enforceable or whether the powers which the Trustee is purporting to exercise have become exercisable;

15.7         The Trustee may proceed in its name to the realization of the Hypothec, Separate Hypothec, security interests and rights created hereunder in any manner permitted by law. The Trustee's obligation to do any act or exercise any right, recourse or remedies is conditional upon the Bondholders providing, upon written request of the Trustee, all monies required therefor and security which is deemed reasonable by the Trustee to indemnify it for all costs, expenses, loans, advances and fees to be incurred in connection therewith and any liability which may result therefrom;

15.8         The duties of the Trustee are limited to those which are expressly contained in this Deed and, unless otherwise stipulated, the Trustee shall not be required to do any act or exercise any discretion other than as required pursuant to written instructions from the Bondholders. The Trustee shall not however be required to exercise its duties where contrary to law or this Deed;

15.9         The Trustee may at any time resign office upon written notice to the Grantor and the Bondholders, in which case the Bondholders shall appoint a successor by a written instrument of the Bondholders to such effect in accordance with the provisions of the Credit Agreement. Such resignation is effective thirty (30) days after the date of the foregoing notice, except if the successor has been designated before such time, in which case the resignation is effective immediately upon such successor being appointed. Upon such appointment, the successor shall replace the Trustee as trustee and as Fondé de Pouvoir of and for the benefit of the Bondholders and all of the terms of this Deed relating to the Trustee shall thereafter be applicable to its successor;

16.           NOTICE

16.1         Any notice, request or other communication hereunder to any party hereto in connection with this Deed shall be in writing and given in accordance with the provisions of the Credit Agreement, provided that any notice to the Trustee shall be given at the following coordinates:

COMPAGNIE TRUST BNY CANADA / BNY TRUST COMPANY OF CANADA 4 King Street West Suite 1101 Toronto, Ontario M5H 1B6
Attention: George Bragg, Vice-President
Telecopier: (416) 360-1711

        If the Trustee is unable to locate the Grantor at the address provided in the Credit Agreement, then any such notice or demand may be served upon the Grantor at the Office of the Clerk of the Superior Court, District of Montreal at which office in such event the Grantor elects domicile for the purpose of this Deed;

17.           GOVERNING LAW & JURISDICTION

17.1         This Deed and all Bonds hereunder shall be governed by and interpreted in accordance with the laws of the Province of Quebec. The Grantor expressly submits and consents to the non-exclusive jurisdiction of the Superior Court, District of Montreal, with respect to any controversy arising out of or relating to this Deed or any supplement hereto or to any transaction in connection therewith. To the extent, however, that the laws of any other jurisdiction in which the Charged Property is situated govern the validity, perfection or enforcement of the security constituted hereunder, the local laws of such jurisdiction shall govern those issues;

18.   INTERPRETATION

18.1
Any word herein contained in the singular number will include the plural; any word importing any gender will include the masculine, feminine and neuter genders; any word importing a person will include a corporation, a partnership and any other entity and vice versa. The headings of this Deed are for convenience of reference only and shall not affect in any manner any of the terms and conditions hereof or the construction or interpretation of this Deed;

19.   OTHER DOCUMENTS

19.1
The Grantor undertakes to perform all acts and enter into all documentation which may be useful or necessary or required by the Trustee, the Collateral Agent and/or the Lenders for purposes of giving full force and effect to the provisions hereof or to perfect the rights of the Trustee, Collateral Agent and/or the Lenders hereunder including, without limitation, the right to recover and collect the Claims and to exercise its hypothecary remedies with respect thereto;

20.   SEVERABILITY

20.1
This Deed shall not be considered as an indivisible whole and every provision of this Deed is and shall be independent of the other and in the event that any part of this Deed is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this Deed shall not be affected by such declaration and all of the remaining clauses of this Deed shall remain valid, binding and enforceable;

21.   PRECEDENCE

21.1
In the event that any provisions of this Deed contradict or are otherwise incapable of being construed in conjunction with the provisions of the Credit Agreement, the following will apply:

21.1.1
the provisions of the Credit Agreement shall take precedence over those contained in this Deed; and

21.1.2
if any act of the Grantor is expressly permitted under the Credit Agreement but is prohibited under this Deed, any such act shall be permitted under the Credit Agreement and shall be deemed to be permitted under this Deed; the whole unless as a result thereof the security created hereby or any of the hypothecary remedies of the Trustee hereunder would be in any way diminished or invalidated, in which case the provisions of this Deed will govern;

21.2
Nothing contained in this Deed shall be construed as providing for payment of the Obligations other than in accordance with the terms, conditions and provisions of the Credit Agreement;

22.   FORMAL DATE

22.1
This Deed may be referred to as bearing formal date May 12, 2005 notwithstanding the actual date of its execution;

23.   ADDITIONAL DESCRIPTIONS OF PROPERTY

23.1
Scheduled Intangible Property:

(a)
The following Patents:

A.
METHOD AND SYSTEM FOR PROTOCOLS FOR PROVIDING VOICE, DATA AND MULTIMEDIA SERVICES IN A WIRELESS LOCAL LOOP SYSTEM, REGISTERED AS FOLLOWS:

COUNTRY	SERIAL NUMBER	PATENT NUMBER
United States	09/085,264	6,115,370
United States	09/451,936	6,512,751

  B.
  METHOD AND SYSTEM FOR AN AIR INTERFACE FOR PROVIDING VOICE, DATA AND MULTIMEDIA SERVICES IN A WIRELESS LOCAL LOOP SYSTEM, REGISTERED AS FOLLOWS:

COUNTRY	SERIAL NUMBER	PATENT NUMBER
United States	09/451,935	6,434,129
United States	09/479,663	6,351,456
  C.
  SYSTEM FOR A BASE STATION FOR PROVIDING VOICE, DATA, AND MULTIMEDIA SERVICES IN A WIRELESS LOCAL LOOP SYSTEM, REGISTERED AS FOLLOWS:

COUNTRY	SERIAL NUMBER	PATENT NUMBER
Taiwan	88121360	150823
  D.
  METHOD AND SYSTEM FOR A MICRO-CHANNEL BANK FOR PROVIDING VOICE, DATA AND MULTIMEDIA SERVICES IN A WIRELESS LOCAL LOOP SYSTEM, REGISTERED AS FOLLOWS:

COUNTRY	SERIAL NUMBER	PATENT NUMBER
United States	09/085,262	6,131,012
United States	09/520,156	6,668,174
  E.
  RELIABLE ATM MICROWAVE LINK AND NETWORK, REGISTERED AS FOLLOWS:

COUNTRY	SERIAL NUMBER	PATENT NUMBER	STATUS
United States	08/388,110	US 5,648,969	Issued
Canada	2,212,799	2,212,799	Issued
Europe	96908457.3		Pending
Israel	117,118	117,118	Issued
Korea	705742/1997	405576	Issued
  F.
  BURST-ERROR RESISTANT ATM MICROWAVE LINK AND NETWORK, REGISTERED AS FOLLOWS:

COUNTRY	SERIAL NUMBER	PATENT NUMBER
United States	08/538,327	5,710,756
Canada	2,206,677	2,206,677
Europe	96933905.0	795212
  G.
  WIRELESS ATM METROPOLITAN AREA NETWORK, REGISTERED AS FOLLOWS:

COUNTRY	SERIAL NUMBER	PATENT NUMBER	STATUS
United States	08/708,593	5,936,949	Issued
Canada	2,264,808	2,264,808	Issued
China	97198854.4	ZL97198854.4	Issued
Europe	97939607.4		Pending
Israel	128810	128810	Issued
Japan	1997/512743 and 1997/277129		Pending

  H.
  WIRELESS ATM NETWORK WITH HIGH QUALITY OF SERVICES SCHEDULING, REGISTERED AS FOLLOWS:

COUNTRY	SERIAL NUMBER	PATENT NUMBER	STATUS
United States	08/956,256	6,157,614	Issued
Europe	98955015.7		Published
Hong Kong	01101400.1		Published
United States	09/638,525	6,760,305	Issued
United States	09/637,822	6,654,377	Issued
United States	09/637,136	6,658,007	Issued
United States	09/637,734	6,407,992	Issued
  I.
  HIGHLY INTEGRATED PLANAR STACKED MILLIMETER WAVE TRANSCEIVER, REGISTERED AS FOLLOWS:

COUNTRY	SERIAL NUMBER	PATENT NUMBER	STATUS
United States	09/908,451		Published US2003/0027530
Australia	2002300124		Pending
Canada	2,393,890		Pending
Japan	2002/208196		Published
  J.
  DIRECTIONAL INDICATOR FOR ANTENNAS, REGISTERED AS FOLLOWS:

Country	Serial Number	Patent Number	Status
United States	10/612,758		Published US2005/0003873

                K.            METHOD OF SUPPORTING VOICE-BAND MODEM-TO-MODEM CALLS IN A WIRELESS COMMUNICATION SYSTEM, REGISTERED AS FOLLOWS:

Country	Serial Number	Patent Number	Status
United States	10/620,912		Published US2005/0014532

(b)           The following Trademarks, registered as follows:

TRADEMARK	Country	APPLICATION		REGISTRATION
		No.	Date	No.	Date
METROFLEX	Mexico	514,851	Nov. 1, 2001	753,566	June 28, 2002

SRT & DESIGN	Mexico	—	Jan. 15, 1991	395,305	—

SR TELECOM & DESIGN	Mexico	546,803	May 13, 2002	754,903	July 22, 2002

SR TELECOM & DESIGN	Mexico	—	May 13, 2002	798,821	—

TRT DESIGN	BRAZIL	09.20 - 35 - 55	April 25, 1976	6317626	April 25, 1976

T R T	BRAZIL	09.20 - 35 - 55	April 25, 1976	6317618	April 25, 1976

IRT 1500 DESIGN	BRAZIL	09.35 - 80	August 26, 1986	511995518	August 26, 1986

IRT 1500 DESIGN	BRAZIL	38.10	May 21, 1985	811995500	August 26, 1986

IRT 1500 & DESIGN	BRAZIL	38.10	May 21, 1985	811995488	August 26, 1986

IRT 1500 & DESIGN	FRANCE	9 - 38	Dec.14, 1984	1292562	Dec. 14, 1984

IRT 1500 & DESIGN	FRANCE	9 - 38	Nov. 23, 1984	1290545	Nov. 23, 1984

SWING	FRANCE	9	Oct. 25, 1994	94 541 898	Oct. 25, 1994

TRT	FRANCE	9	May 6, 1987	1 409 210	May 6, 1987

TRT DESIGN	FRANCE	9	Jan.15, 1985	1 295 892	Jan. 15, 1985

TRT DESIGN	CANADA	—	Feb. 1, 1979	253,410	Dec. 5, 1980

TRT DESIGN	DENMARK	9	February 1, 1960	VR 1960 01136	May 14, 1960

SWING	DENMARK	9	October 27, 1994	VR 04.436 1997	October 24, 1997

IRT 1500 & DESIGN	ARGENTINA	38	March 5, 1886	1,196,943	March 5, 1986

TRT DESIGN	ARGENTINA	6	February 15, 1989	1 338 962	March 28, 1989

TRT DESIGN	ARGENTINA	7	February 15, 1989	1 338 963	March 28, 1989

TRT DESIGN	ARGENTINA	9	February 15, 1989	1 338 964	March 28, 1989

TRT DESIGN	ARGENTINA	11	February 15, 1989	1 338 965	March 28, 1989

TRT DESIGN	ARGENTINA	12	February 15, 1989	1 338 966	March 28, 1989

TRT DESIGN	ARGENTINA	17	February 15, 1989	1 338 967	March 28, 1989

IRT 1500	ARGENTINA	38		1 618 708	October 16, 1996

IRT 1500	ARGENTINA	38		1 618 707	October 16, 1996

TRT	ARGENTINA	6		1 741 143	June 23, 1999

TRT	ARGENTINA	7		1 741 144	June 23, 1999

TRT	ARGENTINA	9		1 741 145	June 23, 1999

TRT	ARGENTINA	11		1 741 146	June 23, 1999

TRT	ARGENTINA	12		1 741 147	June 23, 1999

TRT	ARGENTINA	17		1 741 148	June 23, 1999

TRT DESIGN	VENEZUELA	21	March 29, 1960	40270-F	Sept. 5, 1961

TRT DESIGN	UNITED KINGDOM	9	June 25, 1974	1,031,520	June 25, 1974

IRT 1500 & DESIGN	UNITED KINGDOM	9	Dec. 14, 1984	1,239,604	Dec. 14, 1984

SWING	UNITED KINGDOM	9	January 20, 1995	2,008,331	January 20, 1995

TRT DESIGN	UKRAINE	9	June 18, 1993	4923	May 16, 1994

TRT DESIGN	SWEDEN	9	June 2, 1966	118,463	Dec. 30, 1966

IRT 1500 & DESIGN	SWEDEN	9 - 38	April 16, 1985	204579	February 20, 1987

TRT DESIGN	SPAIN	64	Jan. 24, 1966	492,410	Nov. 24, 1967

TRT DESIGN	SPAIN	63	Nov. 24, 1967	492,409	Nov. 24, 1967

TRT DESIGN	SAUDI ARABIA	9	Nov. 21, 1978	81/75	March 10, 1981

TRT DESIGN	RUSSIAN FEDERATION	9	May 11, 1976	57432	May 11, 1976

TRT DESIGN	POLAND	9	May 21, 1966	46015	Nov. 14, 1966

TRT DESIGN	PHILIPPINES	9	March 5, 1991	59084	August 11, 1994

TRT	MADAGASCAR	9 - 11 - 17	June 23, 1972	11978	23 juin 1972

TRT DESIGN	NORWAY	9	June 13, 1966	71613	March 31, 1967

TRT DESIGN	NEW ZEALAND	9	May 4, 1976	B115505	July 12, 1978

TRT DESIGN	MALAYSIA	9	Nov. 22, 1984	84/05474	Nov. 22, 1984

TRT DESIGN	LEBANON	9	July 30, 1977	34126	July 30, 1977

TRT DESIGN	IRELAND	9	Dec. 27, 1962	66702	Dec. 26, 1962

TRT DESIGN	IRAN	9	April 23, 1960	20474	April 23, 1960

TRT DESIGN	INDIA	9	Dec. 6, 1978	343461B	Dec. 6, 1978

TRT DESIGN	GREECE	9	August 2, 1966	35981	2 août 1966

IRT 1500 & DESIGN	CHINA	9	—	260731	August 30, 1986

IRT 1500 & DESIGN	THAILAND	9	August 19, 1985	TM38567	August 19, 1985

IRT 1500 & DESIGN	THAILAND	9	August 19, 1985	TM38566	August 19, 1985

IRT 1500 & DESIGN	TURKEY	9	June 4, 1985	87062	June 4, 1985

IRT 1500 & DESIGN	TURKEY	9	May 6, 1985	85906	May 6, 1985

IRT 1500 & DESIGN	KOREA	39	May 9, 1985	126,124	May 30, 1986

IRT 1500 & DESIGN	KOREA	106	May 9, 1985	6,079	March 21, 1986

IRT 1500 & DESIGN	AUSTRALIA	9	May 2, 1985	426,261	May 2, 1985

IRT 1500 & DESIGN	AUSTRALIA	37	May 2, 1985	426,260	May 2, 1985

IRT 1500 & DESIGN	AUSTRALIA	37	May 2, 1985	426,259	May 2, 1985

IRT 1500 & DESIGN	AUSTRALIA	9	May 2, 1985	426,258	May 2, 1985

TRT DESIGN	AUSTRALIA	9	May 4, 1976	296,526	May 4, 1976

IRT 1500 & DESIGN	INTERNATIONAL REGISTER	9 - 38	May 10, 1985	492,873	May 10, 1985

SWING	INTERNATIONAL REGISTER	9	—	633327	March 20, 1995

T.R.T.	BULGARIA	9	May 4, 1976	10663	May 4, 1976

TRT DESIGN	CHILE	9	Feb. 12, 1996	462,152	June 5, 1996

TRT DESIGN	ESTONIA	9	Nov. 2, 1993	11418	June 6, 1994

TRT DESIGN	FINLAND	9	May 31, 1966	50142	May 5, 1967

23.2       Scheduled Securities:

             23.2.1     All of the issued and outstanding shares or other Securities (of all classes and categories) held and/or owned by the Grantor in the capital stocks of each of the Subsidiaries.

24.           FORM OF BONDS

"C A N A D A

PROVINCE OF QUEBEC	Bond No.

BOND

SR TELECOM INC. (the "Debtor"), a legal person and a corporation duly incorporated under the Canada Business Corporations Act, having its registered office at 8150 Trans-Canada Highway, in the City of Montreal (Saint-Laurent), Province of Quebec, for value received, promises to pay on demand to at the Trustee's office located in Toronto, Province of Ontario, the principal sum of                        in lawful money of Canada, together with interest thereon from the date of this Bond, in like money, at the rate of twenty-five percent (25%) per annum, with interest on all overdue interest at the same rate from the date such interest is due until the date of payment thereof.

        This Bond is issued under and secured by a "Deed of Hypothec to Secure Bonds" bearing formal date of May 12, 2005 (the "Deed") executed by the Debtor in favour of COMPAGNIE TRUST BNY CANADA / BNY TRUST COMPANY OF CANADA (the "Trustee"), as trustee and therein defined Fondé de Pouvoir for the Bondholders, and is governed by and its holder is bound by the provisions thereof.

        This Bond shall not become obligatory until it has been certified by the Trustee and may be transferred by its holder in accordance with the terms of the Deed.

        IN WITNESS WHEREOF, the Debtor has caused this Bond to be signed by its representative and to be dated the            day of             ,            .

SR TELECOM INC.
Per:

TRUSTEE'S CERTIFICATE

        This Bond has been issued under the Deed and is the holder hereof.

DATED:

COMPAGNIE TRUST BNY CANADA / BNY TRUST COMPANY OF CANADA, Trustee
Per:

25.   LANGUAGE

25.1 The parties hereby confirm their express wish that this Deed and all related documents be drawn up in English, but without prejudice to any such documents which may from time to time be drawn up in French only, or in both English and French;

Les parties confirment leur volonté expresse que le présent acte et tous les documents connexes soient rédigés en anglais, mais sans préjudice cependant à tous tels documents qui pourront à l'occasion être rédigés en français seulement, ou à la fois en anglais et en français.

WHEREOF ACTE:

DONE AND PASSED at the City of Montreal, Province of Quebec on the day, month and year hereinabove first mentioned and of record under the number             of the original Minutes of the undersigned Notary.

AND AFTER DUE READING HEREOF, the parties have signed with and in the presence of the undersigned Notary.

SR TELECOM INC.
Per:	/s/ David L. Adams David L. Adams, Senior Vice-President, Finance, Chief Financial Officer and Secretary
COMPAGNIE TRUST BNY CANADA / BNY TRUST COMPANY OF CANADA
Per:	/s/ Gerald F. Kandestin Gerald F. Kandestin, Power of Attorney, mandatary and representative
/s/ Robert Alain Robert Alain, Notary

QuickLinks

DEED OF HYPOTHEC TO SECURE BONDS
BOND
TRUSTEE'S CERTIFICATE